UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2003

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code: Registrant’s facsimile number, including area code:	(206) 701-2000 (206) 701-2500

None

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On February 5, 2003, our Board of Directors amended provisions of our Bylaws to permit in certain cases electronic notices, consents and voting by our directors and shareholders.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     3(ii). Amended and Restated Bylaws, as amended through February 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

By: /s/ Kenneth W. Johnson

February 7, 2003	Kenneth W. Johnson
General Counsel

Exhibit Index

Exhibit
Number	Description of Document

3(ii)	Amended and Restated Bylaws, as amended through February 5, 2003.

3